EXHIBIT 10.4

AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS (the “Amendment”) is made and entered into as of February 17, 2009, by and among ISCO International, Inc., a Delaware corporation (the “Company”), Manchester Securities Corporation, a New York corporation (“Manchester”) and Alexander Finance, L.P., an Illinois limited partnership (“Alexander” and together with Manchester, the “Lenders”).

W I T N E S S E T H:

WHEREAS, on June 22, 2006, the Company and the Lenders entered into that certain Registration Rights Agreement (the “2006 Registration Rights Agreement”);

WHEREAS, on June 26, 2007, the Company and the Lenders entered into that certain Registration Rights Agreement (the “2007 Registration Rights Agreement”);

WHEREAS, on January 3, 2008, the Company and Alexander entered into that certain Registration Rights Agreement (as amended by that certain First Amendment to Registration Rights Agreement dated as of January 8, 2009 and effective as of January 2, 2009, the “January 2008 Registration Rights Agreement”);

WHEREAS, on August 18, 2008, the Company and the Lenders entered into that certain Registration Rights Agreement (as amended by that certain First Amendment to Registration Rights Agreement dated as of November 12, 2008, the “August 2008 Registration Rights Agreement” and together with the 2006 Registration Rights Agreement, the 2007 Registration Rights Agreement and the January 2008 Registration Rights Agreement, collectively the “Registration Rights Agreements”); and

WHEREAS, the parties desire to amend the Registration Rights Agreements to provide for certain changes as more fully set forth herein.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  All capitalized terms used herein and not defined or amended herein shall have the meanings ascribed to them in the applicable Registration Rights Agreement.

2. Amendments.  The parties hereby agree to amend the Registration Rights Agreements as follows:

a)	With respect to the 2006 Registration Rights Agreement, replace Section 2(a)(vi) in its entirety with the following:

“(vi) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose.  The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time; provided, however, that the Company shall not be required to use its best efforts to prevent the issuance of any stop order (or any similar order delisting or suspending the trading of the Common Stock) to the extent the Purchasers have advised or directed the Company, in writing, not to expend such efforts.”

b)
With respect to the 2007 Registration Rights Agreement, the January 2008 Registration Rights Agreement, and the August 2008 Registration Rights Agreement, replace Section 2(a)(vi) in its entirety with the following:

“(vi) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose.  The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time; provided, however, that the Company shall not be required to use its best efforts to prevent the issuance of any stop order (or any similar order delisting or suspending the trading of the Common Stock) to the extent the Lenders have advised or directed the Company, in writing, not to expend such efforts.”

c)
With respect to the 2006 Registration Rights Agreement, the 2007 Registration Rights Agreement, the January 2008 Registration Rights Agreement and the August 2008 Registration Rights Agreement, replace Section 2(a)(viii) in its entirety with the following:

“(viii) If applicable, list or quote the Registrable Securities covered by such Registration Statement with any and all securities exchange(s) and/or market(s) on which the Common Stock is then listed or quoted, and prepare and file any required filings with any such exchange(s) or market(s), if applicable.”

d)
With respect to the 2006 Registration Rights Agreement, the 2007 Registration Rights Agreement and the August 2008 Registration Rights Agreement, replace Section 2(b)(ii) in its entirety with the following:

“(ii) Intentionally Omitted.”

e)	With respect to each of the Registration Rights Agreements, add a new Section 2(b)(iii)(C) as follow:

“(C)                           Notwithstanding anything to the contrary herein, at such time as the Company is no longer eligible to file a registration statement on Form S-3 or at any time when the Company is required to update any of its currently effective registration statements by filing post-effective amendments thereto on Form S-1, the calculation of days for a determination of a Blackout Period, a Grace Period, or an Allowable Grace Period shall not include any days during which the relevant Registration Statement is suspended due to the fact that such Registration Statement (and any post-effective amendment thereto) is subject to review by the Commission and the Commission has not yet declared such Registration Statement and/or any post-effective amendment effective (such period, a “Commission Review Period”), and no Monthly Delay Payment shall accrue or be payable to any Holder with respect to any Commission Review Period.”

f)	With respect to each of the Registration Rights Agreements, replace the last sentence of Section 2(g) in its entirety with the following:

“This provision shall not affect the right of Holders to receive Monthly Delay Payments pursuant to Section 2(b) above, provided, however, that Holders shall not receive Monthly Delay Payments in the event that the Company or the Commission has suspended the use of any prospectus used in connection with the Registration Statement because such suspension is required by the rules and regulations of the Commission (including, without limitation, a suspension in effect as a result of a Commission Review Period).  Notwithstanding the foregoing, in the event the Commission has suspended the use of any prospectus solely due to the Company’s failure to satisfy reporting obligations under the 1934 Act (after taking into account all extensions applicable or available to the Company), the Holders shall be entitled to Monthly Delay Periods in accordance with the terms of the applicable Registration Rights Agreement.”

g)	With respect to the 2006 Registration Rights Agreement and the 2007 Registration Rights Agreement, replace Section 2(h) in its entirety with the following:

“(h) If the Holders become entitled, pursuant to an event described in clause (ii) and (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities.  The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in Section 5 below and cause such Registration Statement to become effective within 90 days of that date that the need to file the Registration Statement arose.  All of the registration rights and remedies under this Agreement shall apply to the registration of the resale of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for default payments contained herein.”

h)	With respect to each of the Registration Rights Agreements, replace the last sentence of Section 2(i) in its entirety with the following:

“In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to Section 2(h) and this Section 2(i)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or as soon as practicable after the day on which such 1934 Act report is filed.”

i)	With respect to the 2006 Registration Rights Agreement, replace Section 13(c) in its entirety with the following:

“(c) Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, electronic transmission, mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be:

to the Company:

ISCO International, Inc.
1001 Cambridge Drive
Elk Grove Village, Illinois  60007
Telephone:  (847) 391-9400
Facsimile:   (847) 391-5015
Attention:  Gary Berger
E-mail: gary.berger@iscointl.com

with a copy to:

McGuireWoods LLP
77 West Wacker Drive
Suite 4100
Chicago, Illinois
Telephone:  (312) 321-7652
Facsimile:  (312) 698-4585
Attention:  Scott L. Glickson, Esq.
E-mail: sglickson@mcguirewoods.com

to the Purchasers:

As set forth on Schedule I hereto

with a copy to:

As set forth on Schedule I hereto

Any party hereto may from time to time change its address for notices by giving at least five days’ written notice of such changed address to the other parties hereto.”

j)	With respect to the 2007 Registration Rights Agreement, replace Section 13(c) in its entirety with the following:

“(c) Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, electronic transmission, mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be:

to the Company:

ISCO International, Inc.
1001 Cambridge Drive
Elk Grove Village, Illinois  60007
Telephone:  (847) 391-9400
Facsimile:   (847) 391-5015
Attention:  Gary Berger
E-mail: gary.berger@iscointl.com

with a copy to:

McGuireWoods LLP
77 West Wacker Drive
Suite 4100
Chicago, Illinois
Telephone:  (312) 321-7652
Facsimile:  (312) 698-4585
Attention:  Scott L. Glickson, Esq.
E-mail: sglickson@mcguirewoods.com

to the Lenders:

As set forth on Schedule I hereto

with a copy to:

As set forth on Schedule I hereto

Any party hereto may from time to time change its address for notices by giving at least five days’ written notice of such changed address to the other parties hereto.”

3. Registrable Securities.  Solely to the extent required by all applicable laws, the Company shall file a post-effective amendment on Form S-1 to each of its registration statements that (i) were initially filed on Form S-3, (ii) list one or both of the Lenders as a selling stockholder thereunder, (iii) include securities of the Company that remain unsold as of the date of the filing of such post-effective amendment, and (iv) are required to be filed pursuant to the terms of the applicable Registration Rights Agreements. In addition to the requirements set forth in the preceding sentence, the Company and the Lenders agree that by March 10, 2009, the Company and the Lenders shall mutually agree on a list of the Form S-3 registration statements that will require the Company to file post-effective amendments on Form S-1. The Company agrees to satisfy the requirements set forth in this paragraph in accordance with the applicable time periods set forth in the Registration Rights Agreements, as amended.

4. Governing Law.  This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to choice of laws principles.

5. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

6. Full Force and Effect.  Except as specifically modified or amended by the terms of this Amendment, each of the Registration Rights Agreements and all provisions contained therein are, and shall continue, in full force and effect.

7. Separate Execution.  This Amendment shall be effective with respect to the Company upon its execution of this Amendment, and this Amendment shall be effective with respect to each Lender upon such Lender’s execution of this Amendment, regardless of whether the other Lender has executed the Amendment at such time.  Furthermore, Manchester shall not be deemed to be (or to become) a party to (i) the January 2008 Registration Rights Agreement as a result of this Amendment or (ii) any provisions of this Amendment to the extent such provisions relate to the January 2008 Registration Rights Agreement, and Manchester shall not be required to consent to any amendment of the January 2008 Registration Rights Agreement.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name : Gary Berger
Title : Chief Financial Officer

MANCHESTER SECURITIES CORPORATION

By:	/s/ Elliot Greenberg
Name : Elliot Greenberg
Title : Vice President

ALEXANDER FINANCE, L.P.

By:	/s/ Bradford Whitmore
Name : Bradford Whitmore
Title: President of Bun Partners, Inc.
General Partner of Alexander Finance, L.P.

[Signature Page to Amendment to Registration Rights Agreements]